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                                                                 EXHIBIT 10.44




                         PLATINUM SOFTWARE CORPORATION


                     NONQUALIFIED STOCK OPTION PLAN - 1996

                                JANUARY 4, 1996
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                         PLATINUM SOFTWARE CORPORATION

                     NONQUALIFIED STOCK OPTION PLAN - 1996



         1.      Purposes of the Plan.

                 The purposes of this Nonqualified Stock Option Plan - 1996 (the "Plan") of Platinum Software Corporation, a Delaware corporation (the "Company"), are (a) to insure the retention of the services of existing executive personnel and key employees or its affiliates; (b) to attract and retain competent new executive personnel and key employees; (c) to provide incentive to all such personnel and employees to devote their utmost effort and skill to the advancement and betterment of the Company, by permitting them to participate in the ownership of the Company and thereby in the success and increased value of the Company; and (d) to allow consultants, business associates and others with important business relationships with the Company the opportunity to participate in the ownership of the Company and thereby have an interest in the success and increased value of the Company.

         2.      Shares Subject to the Plan.

                 The shares of stock subject to nonqualified options having the terms and conditions set forth in Section 6 below (hereinafter "nonqualified options") and other provisions of the Plan shall be shares of the Company's authorized but unused or reacquired common stock (herein sometimes referred to as the "Common Stock"). The total number of shares of the Common Stock of the Company which may be issued under the Plan shall not exceed, in the aggregate, five hundred thousand (500,000) shares. The limitations established by the preceding sentence shall be subject to adjustment as provided in Section 7 below. In the event that any outstanding nonqualified option granted under the Plan can no longer under any circumstances be exercised, or in the event that any shares purchased pursuant to the Plan are reacquired by the Company, for any reason, the shares of Common Stock allocable to the unexercised portion of such nonqualified option, or the shares reacquired, as the case may be, may again be subject to grant or issuance under the Plan.




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         3.      Eligibility.

                 Non-executive officers and other key employees of the Company or of any subsidiary corporation, whether or not he or she is employed by the Company, or consultants, business associates or others with important business relationships with the Company, will be eligible to receive nonqualified options under the Plan. An individual who has been granted a nonqualified option may, if otherwise eligible, be granted an additional nonqualified option or options if the Board or Committee shall so determine.

         4.      Administration of the Plan.

                 (a) This Plan shall be administered by the Board of Directors of the Company (the "Board") or by a committee (the "Committee") consisting of two (2) or more members of the Board. Members of the Committee may be appointed from time to time by and serve at the pleasure of the Board. No person serving as a member of the Board or the Committee shall act on any matter relating solely to such person's own interests under the Plan or any option thereunder. For purposes of the Plan, the term "Administrator" shall mean the Board, or if the Board delegates responsibility for any matter to the Committee, the Committee. The Administrator may from time to time, in its discretion, determine which persons shall be granted nonqualified options under the Plan, the terms thereof, and the number of shares for which nonqualified options shall be granted.

                 (b) The Administrator shall have full and final authority to determine the persons to whom, and the time or times at which, nonqualified options shall be granted, the number of shares to be represented by each nonqualified option and the consideration to be received by the Company upon the exercise thereof; to interpret the Plan; to amend and rescind rules and regulations relating to the Plan; to determine the form and content of the nonqualified options to be issued under the Plan; to amend and modify the terms of nonqualified options issued under the Plan, including amending and modifying the exercisability provisions; to determine the identity or capacity of any persons who may be entitled to exercise a participant's rights under any nonqualified option under the Plan; to correct any defect or supply any omission





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or reconcile any inconsistency in the Plan or in any nonqualified option agreement in the manner and to the extent the Board or Committee deems desirable to carry the Plan or nonqualified option into effect; to accelerate the exercise date of any nonqualified option; to provide for an option to the Company to repurchase any shares issued upon exercise of an option upon termination of employment; and to make all other determinations necessary or advisable for the administration of the Plan, but only to the extent not contrary to the express provisions of the Plan. Any action, decision, interpretation or determination by the Administrator with respect to the application or administration of the Plan shall be final and binding on all participants and prospective participants.

         5.      Option Exercise Price.

                 (a) Nonqualified Options. The exercise price of the shares of Common Stock covered by each nonqualified option granted under the Plan shall not be less than the fair market value of such shares on the date the nonqualified option is granted.

                 (b) Fair Market Value. For purposes of this Section 5, fair market value shall, if the Common Stock is not listed or admitted to trading on a stock exchange, be the average of the closing bid price and asked price of the Common Stock in the over-the-counter market on the date the nonqualified option is granted, or, if the Common Stock is then listed or admitted to trading on any stock exchange or the Nasdaq National Market in the over-the-counter market, the closing sale price on such day on the principal stock exchange on which the Common Stock is then listed or admitted to trading, or, if no sale takes place on such day on such national market system or principal exchange, then the closing sale price of the Common Stock on such national market system or exchange on the next preceding day on which a sale occurred. During such times as there is not a market price available, the fair market value of the Company's Common Stock shall be determined by the Administrator, which shall consider, among other facts which it considers to be relevant, the book value of such stock and the earnings of the Company. The exercise price or the purchase price, as the case may be, shall be subject to adjustment as provided in Section 7 below.





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         6.      Terms and Conditions of Nonqualified Options.

                 (a) Terms and Conditions Applicable to Nonqualified Options. Each nonqualified option granted pursuant to this Plan shall be evidenced by a written Nonqualified Option Agreement which shall specify that the options subject thereto are nonqualified options. The granting of a nonqualified option shall take place only when this written Nonqualified Option Agreement shall have been duly executed and delivered by or on behalf of the Company to the optionee to whom such nonqualified option shall be granted. Neither anything contained in the Plan nor in any resolution adopted or to be adopted by the Administrator shall constitute the granting of any nonqualified option. The Nonqualified Option Agreement shall be in such form as the Administrator shall, from time to time, recommend, but shall comply with and be subject to the following terms and conditions:

                          (i)     Medium and Time of Payment.  The nonqualified
option price shall be payable (i) in United States dollars payable in cash, certified check, or bank draft; (ii) subject to any legal restrictions on the acquisition or purchase of its shares by the Company, by the delivery of shares of Common Stock that have been held by optionee for at least six (6) months, which shall be deemed to have a value to the Company equal to the aggregate fair market value of such shares determined at the date of such exercise in accordance with the provisions of Section 5 above; (iii) by the issuance of a promissory note in a form acceptable to the Administrator; (iv) by cancellation of indebtedness of the Company to optionee, (v) by waiver of compensation due or accrued to optionee for services rendered, (vi) provided that a public market for the Company's stock exists, through a "same day sale" commitment from the optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD" Dealer) whereby the optionee irrevocably elects to





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exercise his Option and to sell a portion of the Shares so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company, (vii) provided that a public market for the Company's stock exists, through a "margin" commitment from the optionee and a NASD Dealer whereby the optionee irrevocably elects to exercise this Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD
Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company, or (viii) any combination of (i), (ii), (iii),
(iv), (v), (vi), or (vii) above.

                          (ii)    Number of Shares.  The nonqualified option
shall state the total number of shares to which it pertains.

                          (iii)   Term of Nonqualified Option.  Each
nonqualified option granted under the Plan shall expire within a period of not more than ten (10) years from the date the nonqualified option is granted.

                          (iv)    Date of Exercise.  The Administrator may, in
its discretion, provide that a nonqualified option may be exercised immediately or that it may not be exercised in whole or in part for any specified period or periods of time or subject to the completion of specified projects or fulfillment of specified duties or responsibilities or the fulfillment of specified financial or other objectives. Except as may be so provided, any nonqualified option may be exercised in whole at any time or in part from time to time during its term.

                          (v)     Termination of Employment.  In the event that
an optionee who is an employee of the Company shall cease to be employed by the Company or any of its subsidiaries for any reason including without limitation as a result of his or her death or disability, (i) all nonqualified options granted to any such optionee pursuant to this Plan which are not exercisable at the date of such cessation shall terminate immediately and become void and of no effect, and (ii) all nonqualified options granted to any such optionee pursuant to this Plan which are exercisable at the date of such cessation may be exercised as determined by the Administrator, but in any event no later than the date of expiration of the nonqualified option period, and if not so exercised within such time shall become void and of no effect at the end of such time. Notwithstanding the above, the Administrator shall maintain, in its reasonable discretion, the ability to consider the status of an individual performing consulting services for





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the Company or making himself available to perform consulting services for the
Company in determining whether an individual is employed by the Company.

                  (b)     Other Terms and Conditions.

                          (i)     Rights as a Shareholder.  A nonqualified
optionee shall have no rights as a shareholder with respect to any shares of Common Stock covered by his or her nonqualified option until the date of the issuance of a share certificate to such optionee for such shares. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date such share certificate is issued.

                          (ii)    Nonassignability of Rights. No nonqualified
option Agreement shall be assignable or transferable by the person receiving same except by will or the laws of descent and distribution. During the life of such person, the nonqualified option shall be exercisable only by him or her.

                          (iii)   Other Provisions.  Any Nonqualified Option
Agreement may contain such other terms, provisions and conditions as may be determined by the Administrator. Nonqualified options granted to different persons, or to the same person at different times, may be subject to terms, conditions and restrictions which differ from each other.

         7.      Changes in Capital Structure.

                 (a) In the event that the outstanding shares of Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of merger, consolidation or reorganization in which the Company is the surviving corporation or of a recapitalization, stock split, combination of shares, reclassification, reincorporation, stock dividend (in excess of 2%), or other change in the corporate structure of the Company, appropriate adjustments shall be made by the Board of Directors in the aggregate number and kind of shares subject to this Plan, and the number and kind of shares and the price per share subject to outstanding nonqualified options in order to preserve, but not to increase, the benefits to persons then holding nonqualified options.





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                 (b)      In the event that a Change of Control (as defined
below) occurs, the vesting of all nonqualified options shall be accelerated and, concurrent with the effective date of the Change of Control, such persons shall have the right to (i) exercise the nonqualified option in respect to any or all of the shares then subject thereto, or (ii) to the extent applicable depending upon the nature of the Change of Control, exchange the nonqualified option for cash in an amount equal to the number of shares which as of the effective date of the Change of Control may be acquired upon the exercise of the nonqualified option, multiplied by the difference between (A) the fair market value of the consideration to be paid per share in connection with the Change of Control as determined by the Board of Directors, which determination shall be final and binding on the optionee, and (B) the exercise price. Such cash payment shall be paid within thirty (30) days following the consummation of the Change of Control. Neither the approval of the Board or the Committee shall be required in connection with such election and the cash distribution. To the extent possible, the Administrator shall cause written notice of the Change of Control to be given to the persons holding nonqualified options not less than thirty (30) days prior to the anticipated effective date of the Change of Control. In the event of a Change of Control, the Administrator may take such other action as is equitable and fair. Upon consummation of the Change in Control the Plan and all unexercised options granted hereunder shall terminate.

                 (c) For the purposes of this Agreement, the term "Change of Control" shall mean the occurrence of any of the following:

                          (i)     Any "person," as such term is used in Section
13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than the Company, a Company subsidiary, or a Company employee benefit plan, including any trustee of such plan acting as trustee) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
Act), directly or indirectly, of securities of the Company (or a successor to the Company) representing fifty percent (50%) or more of the combined voting power of the then outstanding securities of the Company or such successor; or





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                          (ii)    At least a majority of the directors of the
Company constitute persons who were not at the time of their first election to the Board, candidates proposed by a majority of the Board of Directors in office prior to the time of such first election; or

                          (iii)   A merger or consolidation in which the
Company is not the surviving entity, except for a transaction, the principal purpose of which is to change the state in which the Company is incorporated; or

                          (iv)    A sale, transfer or other disposition of
assets involving fifty percent (50%) or more in value of the assets of the Company; or

                          (v)     The dissolution of the Company, or liquidation
of more than fifty percent (50%) in value of the Company; or

                          (vi)    Any reverse merger in which the Company is a
surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such reverse merger.

         8.      Amendment and Termination of the Plan.

                 The Board of Directors of the Company may from time to time alter, amend, suspend or terminate the Plan in such respects as the Board of Directors may deem advisable; provided, however, that no such alteration, amendment, suspension or termination shall be made which shall substantially affect or impair the rights of any person under any nonqualified option theretofore granted to him without his consent. Without limiting the generality of the foregoing, to the extent permitted by applicable law, the Board of Directors of the Company may alter or amend the Plan to comply with requirements under the Internal Revenue Code relating to stock options which give the optionee more favorable tax treatment than that applicable to options granted under this Plan as of the date of its adoption. Upon any such alteration or amendment, to the extent permitted by applicable law, any outstanding option granted hereunder shall be subject to the more favorable tax treatment afforded to an optionee pursuant to such terms and conditions as the Administrator may determine.





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                 Unless the Plan shall theretofore have been terminated, the
Plan shall be effective on January 4, 1996, and shall terminate on January 4, 2006.

         10.     Application of Funds.

                 The proceeds received by the Company from the sale of Common Stock pursuant to nonqualified options except as otherwise provided herein, will be used for general corporate purposes.

         11.     No Obligation to Exercise Option or Right of Purchase.

                 The granting of a nonqualified option shall impose no obligation upon the optionee to exercise such nonqualified option.

         12.     Continuance of Employment.

                 The Plan or the granting of any nonqualified option thereunder shall not impose any obligation on the Company to continue the employment of any optionee.





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